DocNum1-WA/1362271.51-WA/2132115.1
                         THE ADVISORS' INNER CIRCLE FUND

                         AMENDED AND RESTATED RULE 18F-3
                               MULTIPLE CLASS PLAN

                                  FEBRUARY 2004



The Advisors' Inner Circle Fund (the "Trust"), a registered investment company that consists of a number of separately managed funds, has elected to rely on Rule 18f-3 under the Investment Company Act of 1940, as amended (the "1940 Act"), in offering multiple classes of shares in each fund listed on Schedules attached hereto (each a "Fund" and together the "Funds").

A.    ATTRIBUTES OF SHARE CLASSES

         1. The rights of each class of shares of the Funds shall be as set forth in the respective Certificate of Class Designation for each class (each a "Certificate") as each such Certificate is attached as Exhibits hereto.

         2. With respect to each class of shares created hereunder, each share of a Fund will represent an equal pro rata interest in the Fund and will have identical terms and conditions, except that: (i) each new class will have a different class name (or other designation) that identifies the class as separate from any other class; (ii) each class will be offered and sold only to investors meeting the qualifications set forth in the Certificate and disclosed in the Trust's prospectus (es);
                  (iii) each class will separately bear any distribution fees that are payable in connection with a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan"), and separately bear any service fees ("service fees") that are payable under any service agreement entered into with respect to that class which are not contemplated by or within the scope of the Distribution Plan;
                  (iv) each class may bear, consistent with rulings and other published statements of position by the Internal Revenue Service, the expenses of the Fund's operations which are directly attributable to such class ("Class Expenses"); and
                  (v) shareholders of each class will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to such class (such as a Distribution Plan or service agreement relating to such class), and will have separate voting rights on any matter submitted to shareholders in which the interests of that class differ from the interests of any other class.

B.    EXPENSE ALLOCATIONS

         1. With respect to each Fund, the expenses of each class shall be allocated as follows: (i) any Rule 12b-1 fees relating to a particular class of shares associated with a Distribution Plan or service fees relating to a particular class of shares are (or will be) borne exclusively by that class; (ii) any incremental transfer agency fees relating to a particular class are (or will be) borne exclusively by that class; and
                  (iii) Class Expenses relating to a particular class are (or will be) borne exclusively by that class.

         2. Non-class specific expenses shall be allocated in accordance with Rule 18f-3(c).

C.    AMENDMENT OF PLAN; PERIODIC REVIEW

         1. This Plan must be amended, as necessary, to properly describe (through additional Exhibits hereto) any new class of shares approved by the Board.

         2. The Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" of the Trust as defined in the 1940 Act, must review this Plan at least annually for its continued appropriateness, and must approve any material amendment of the Plan as it relates to any class covered by the Plan. In approving any material amendment to the Plan, the Trustees, including a majority of the Trustees who are not interested persons of the Trust, must find that the amendment is in the best interests of each class individually and the Trust as a whole.

                                   SCHEDULE A

                                    AIG FUNDS






         ------------------------------------- --------------- -----------------
                                                  CLASS A           CLASS B
         FUND

         ------------------------------------- --------------- -----------------
         ------------------------------------- --------------- -----------------
                                                     X                 X
         AIG Money Market Fund

         ------------------------------------- --------------- -----------------

                                   SCHEDULE B

                                    CRA FUNDS






         -------------------------------- --------------- ------------------
                                             CLASS A        INSTITUTIONAL
         FUND                                                   CLASS

         -------------------------------- --------------- ------------------
         -------------------------------- --------------- ------------------
                                                X                 X
         CRA Realty Shares Fund

         -------------------------------- --------------- ------------------

                                   SCHEDULE C

                             TOEWS CORPORATION FUNDS




         --------------------------------- --------------- ------------------
                                           ADVISOR CLASS    INVESTOR CLASS
         FUNDS

         --------------------------------- --------------- ------------------
         --------------------------------- --------------- ------------------
                                                 X                 X
         S&P 500 Hedged Index Fund

         --------------------------------- --------------- ------------------
         --------------------------------- --------------- ------------------
                                                 X                 X
         OTC Hedged Index Fund

         --------------------------------- --------------- ------------------

                                   SCHEDULE D

                                  SYNOVUS FUNDS




         ------------------------------------- ----------- ---------- ----------

         FUNDS                                  CLASS A     CLASS B   CLASS C

         ------------------------------------- ----------- ---------- ----------
         ------------------------------------- ----------- ---------- ----------

         Large Cap Core Equity Fund                X           X          X

         ------------------------------------- ----------- ---------- ----------
         ------------------------------------- ----------- ---------- ----------

         Mid Cap Value Fund                        X           X          X

         ------------------------------------- ----------- ---------- ----------
         ------------------------------------- ----------- ---------- ----------

         Intermediate-Term Bond Fund               X           X

         ------------------------------------- ----------- ---------- ----------
         ------------------------------------- ----------- ---------- ----------

         Georgia Municipal Bond Fund               X

         ------------------------------------- ----------- ---------- ----------

                                   SCHEDULE E


                         THE RICE, HALL JAMES PORTFOLIOS




         ------------------------------------------------------ ---------------
                                                                INSTITUTIONAL
         FUNDS                                                      CLASS

         ------------------------------------------------------ ---------------
         ------------------------------------------------------ ---------------

         Rice, Hall James Micro Cap Portfolio                         X

         ------------------------------------------------------ ---------------
         ------------------------------------------------------ ---------------

         Rice, Hall James Small/Mid Cap Portfolio                     X

         ------------------------------------------------------ ---------------

                                   SCHEDULE F


                           ICM SMALL COMPANY PORTFOLIO



         ------------------------------------------------------ ---------------
                                                                INSTITUTIONAL
         FUNDS                                                      CLASS
         ------------------------------------------------------ ---------------
         ------------------------------------------------------ ---------------

         ICM Small Company Portfolio                                  X

         ------------------------------------------------------ ---------------

                                   SCHEDULE G


                        INDEPENDENCE SMALL CAP PORTFOLIO



         ------------------------------------------------------ ---------------
                                                                INSTITUTIONAL
         FUNDS                                                      CLASS
         ------------------------------------------------------ ---------------
         ------------------------------------------------------ ---------------

           Independence Small Cap Portfolio                           X

         ------------------------------------------------------ ---------------

                                   SCHEDULE H


  THE SIRACH PORTFOLIOS



         ------------------------------------------------------ ---------------
                                                                INSTITUTIONAL
         FUNDS                                                      CLASS
         ------------------------------------------------------ ---------------
         ------------------------------------------------------ ---------------

         Sirach Growth Portfolio                                      X

         ------------------------------------------------------ ---------------
         ------------------------------------------------------ ---------------

         Sirach Equity Portfolio                                      X

         ------------------------------------------------------ ---------------
         ------------------------------------------------------ ---------------

         Sirach Special Equity Portfolio                              X

         ------------------------------------------------------ ---------------
         ------------------------------------------------------ ---------------

         Sirach Bond Portfolio                                        X

         ------------------------------------------------------ ---------------
         ------------------------------------------------------ ---------------

         Sirach Strategic Balanced Portfolio                          X

         ------------------------------------------------------ ---------------

                                   SCHEDULE I


                    THE MCKEE INTERNATIONAL EQUITY PORTFOLIO



         ------------------------------------------------------ ---------------
                                                                INSTITUTIONAL
         FUNDS                                                      CLASS
         ------------------------------------------------------ ---------------
         ------------------------------------------------------ ---------------

         McKee International Equity Portfolio                         X

         ------------------------------------------------------ ---------------

                                   SCHEDULE J


                               THE TS&W PORTFOLIOS



         ------------------------------------------------------ ---------------
                                                                INSTITUTIONAL
         FUNDS                                                      CLASS
         ------------------------------------------------------ ---------------
         ------------------------------------------------------ ---------------

         TS&W Equity Portfolio                                        X

         ------------------------------------------------------ ---------------
         ------------------------------------------------------ ---------------

         TS&W Fixed Income Portfolio                                  X

         ------------------------------------------------------ ---------------
         ------------------------------------------------------ ---------------

         TS&W International Equity Portfolio                          X

         ------------------------------------------------------ ---------------

                                   SCHEDULE K


                             THE ANALYTIC PORTFOLIOS



         ------------------------------------------------------ ---------------
                                                                INSTITUTIONAL
         FUNDS                                                      CLASS
         ------------------------------------------------------ ---------------
         ------------------------------------------------------ ---------------

         Analytic Defensive Equity Fund                               X

         ------------------------------------------------------ ---------------
         ------------------------------------------------------ ---------------

         Analytic International Fund                                  X

         ------------------------------------------------------ ---------------
         ------------------------------------------------------ ---------------

         Analytic Short-Term Income Fund                              X

         ------------------------------------------------------ ---------------

                                   SCHEDULE L


                       ACADIAN EMERGING MARKETS PORTFOLIO



         ------------------------------------------------------ ---------------
                                                                INSTITUTIONAL
         FUNDS                                                      CLASS
         ------------------------------------------------------ ---------------
         ------------------------------------------------------ ---------------

         Acadian Emerging Markets Portfolio                           X

         ------------------------------------------------------ ---------------

                                   SCHEDULE M


                                  CAMBIAR FUNDS



------------------------------------------- --------------- ----------------
                                            INSTITUTIONAL       R CLASS
FUNDS                                           CLASS
------------------------------------------- --------------- ----------------
------------------------------------------- --------------- ----------------

Cambiar Opportunity Portfolio                     X                X

------------------------------------------- --------------- ----------------
------------------------------------------- --------------- ----------------

Cambiar International Portfolio                   X

------------------------------------------- --------------- ----------------

                                   SCHEDULE N


                           FMA SMALL COMPANY PORTFOLIO



         ------------------------------------------------------ ---------------
                                                                INSTITUTIONAL
         FUNDS                                                      CLASS
         ------------------------------------------------------ ---------------
         ------------------------------------------------------ ---------------

         FMA Small Company Portfolio                                  X

         ------------------------------------------------------ ---------------

                                   SCHEDULE O


                    CHICAGO ASSET MANAGEMENT VALUE PORTFOLIO



         ------------------------------------------------------ ---------------
                                                                INSTITUTIONAL
         FUNDS                                                      CLASS
         ------------------------------------------------------ ---------------
         ------------------------------------------------------ ---------------

           Chicago Asset Management Value Portfolio                   X

         ------------------------------------------------------ ---------------

                                   SCHEDULE P


                     MCKINLEY CAPITAL LARGE CAP GROWTH FUND



--------------------------------------------- --------------- ----------------
                                              INSTITUTIONAL    INSTITUTIONAL
UNDS                                              CLASS           SERVICE
                                                                   CLASS
--------------------------------------------- --------------- ----------------
--------------------------------------------- --------------- ----------------

 McKinley Capital Large Cap Growth Fund             X                X

--------------------------------------------- --------------- ----------------

                                   SCHEDULE Q


                            UA S&P 500(R) INDEX FUND


         ----------------------------------------- ------------- ---------------
                                                      CLASS I       CLASS II
         FUNDS
         ----------------------------------------- ------------- ---------------
         ----------------------------------------- ------------- ---------------

           UA S&P 500(R)Index Fund                        X              X

         ----------------------------------------- ------------- ---------------

                                   SCHEDULE R

                                 CHARTWELL FUNDS



-------------------------------------------- --------------- ------------------
                                             ADVISOR CLASS     INSTITUTIONAL
FUNDS                                                              CLASS

-------------------------------------------- --------------- ------------------
-------------------------------------------- --------------- ------------------
                                                   X                 X
Chartwell Large Cap Value Fund

-------------------------------------------- --------------- ------------------
-------------------------------------------- --------------- ------------------
                                                   X                 X
Chartwell Small Cap Value Fund

-------------------------------------------- --------------- ------------------

                                   SCHEDULE S


                         COMMERCE CAPITAL MARKETS FUNDS


-------------------------------------------------------------------- ------------------ ----------------- ---------------
                                                                      ADMINISTRATION     INSTITUTIONAL    SERVICE CLASS
FUNDS                                                                      CLASS             CLASS
-------------------------------------------------------------------- ------------------ ----------------- ---------------

  Commerce Capital Government Money Market Fund                              X                 X                X
-------------------------------------------------------------------- ------------------ ----------------- ---------------
-------------------------------------------------------------------- ------------------ ----------------- ---------------
                                                                                               X                X
  Commerce Capital Treasury Obligations Money Market Fund                    X

-------------------------------------------------------------------- ------------------ ----------------- ---------------

                                    EXHIBIT A

                              AIG MONEY MARKET FUND
                        CERTIFICATE OF CLASS DESIGNATION

                                     CLASS A





1.           Class-Specific Distribution Arrangements, Other Expenses

             Class A are sold without a load or sales charge and are not subject to a Rule 12b-1 fee.

2.           Eligibility of Purchasers

             Class A Shares are available to individual and institutional investors and require a minimum initial investment (as described in the prospectus) of $10,000,000.

3.           Exchange Privileges

             Class A Shares do not have exchange privileges.

4.           Voting Rights

             Each Class A shareholder will have one vote for each full Class A Share held and a fractional vote for each fractional Class A Share held. Class A shareholders will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to the Class A Shares (such as a distribution plan or service agreement relating to the Class A Shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the Class A shareholders differ from the interests of holders of any other class.

5.           Conversion Rights

             Class A Shares do not have a conversion feature.

                                    EXHIBIT B

                              AIG MONEY MARKET FUND
                        CERTIFICATE OF CLASS DESIGNATION

                                     CLASS B




1.           Class-Specific Distribution Arrangements; Other Expenses

             Class B Shares are sold without a load or sales charge, but are subject to a Rule 12b-1 fee. The Trust, on behalf of each Fund, will make monthly payments to the Distributor under the Distribution Plan approved by the Board of Trustees at an annual rate of up to .35% of each Fund's average daily net assets attributable to the Class B Shares. The Distributor will use its fee for expenses associated with the promotion and sale of the Fund's Class B Shares including, without limitation, travel and communication expenses and expenses for the compensation of and benefits for sales personnel.

2.           Eligibility of Purchasers

             Class B Shares are available to individual and institutional investors and require a minimum initial investment (as described in the prospectus) of $25,000.

3.           Exchange Privileges

             Class B Shares do not have exchange privileges.

4.           Voting Rights

             Each Class B shareholder will have one vote for each full Class B Share held and a fractional vote for each fractional Class B Share held. Class B shareholders will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to the Class B Shares (such as a distribution plan or service agreement relating to the Class B Shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the Class B shareholders differ from the interests of holders of any other class.

5.           Conversion Rights

             Class B Shares do not have a conversion feature.

                                    EXHIBIT C


                           CRA REALTY SHARES PORTFOLIO
                        CERTIFICATE OF CLASS DESIGNATION

                                     CLASS A




1.           Class-Specific Distribution Arrangements, Other Expenses

             Class A Shares are sold subject to a sales load as described in the prospectus, and are also subject to a Rule 12b-1 fee. The Trust, on behalf of each Fund, will make monthly payments to the Distributor under the Distribution Plan approved by the Board of Trustees at an annual rate of up to .25% of each Fund's average daily net assets attributable to the Class A Shares. The Distributor may use its fee for expenses associated with the promotion and sale of the Fund's Class A Shares including, without limitation, travel and communication expenses and expenses for the compensation of and benefits for sales personnel.

2.           Eligibility of Purchasers

             Class A Shares require a minimum initial investment of $5,000 and are available to both individual and institutional investors.

3.           Exchange Privileges

             Class A Shares do not have exchange privileges.

4.           Voting Rights

             Each Class A shareholder will have one vote for each full Class A Share held and a fractional vote for each fractional Class A Share held. Class A shareholders will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to Class A Shares (such as a distribution plan or service agreement relating to Class A Shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the Class A shareholders differ from the interests of holders of any other class.

5.           Conversion Rights

             Class A Shares do not have a conversion feature.

                                    EXHIBIT D


                           CRA REALTY SHARES PORTFOLIO
                        CERTIFICATE OF CLASS DESIGNATION

                              INSTITUTIONAL SHARES

1.           Class-Specific Distribution Arrangements; Other Expenses

             Institutional Shares are sold without a load or sales charge and are not subject to a Rule 12b-1 fee.

2.           Eligibility of Purchasers

             Institutional Shares require a minimum initial investment of $100,000 and are offered primarily to financial institutions investing for their own or their customers' accounts.

3.           Exchange Privileges

             Institutional Shares do not have exchange privileges.

4.           Voting Rights

             Each Institutional shareholder will have one vote for each full Institutional Share held and a fractional vote for each fractional Institutional Share held. Institutional shareholders will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to Institutional Shares (such as a distribution plan or service agreement relating to Institutional Shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the Institutional shareholders differ from the interests of holders of any other class.

5.           Conversion Rights

             Institutional Shares do not have a conversion feature.

                                    EXHIBIT E


                            S&P 500 HEDGED INDEX FUND
                              OTC HEDGED INDEX FUND
                        CERTIFICATE OF CLASS DESIGNATION

                                 INVESTOR CLASS





1.           Class-Specific Distribution Arrangements, Other Expenses

             Investor Class Shares are sold without a load or sales charge and are not subject to a Rule 12b-1 fee.

2.           Eligibility of Purchasers

             Investor Class Shares are offered primarily to individuals investing through registered investment advisers and financial institutions investing for their own customers' accounts.

3.           Exchange Privileges

             Investor Class Shares of each Fund may be exchanged for Investor Shares of each other Toews Corporation Fund in accordance with the procedures disclosed in the Funds' Prospectus and subject to any applicable limitations resulting from the closing of Funds to new investors.

4.           Voting Rights

             Each Investor Class shareholder will have one vote for each full Investor Class Share held and a fractional vote for each fractional Investor Class Share held. Investor Class shareholders will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to Investor Shares (such as a distribution plan or service agreement relating to Investor Shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the Investor Class shareholders differ from the interests of holders of any other class.

5.           Conversion Rights

             Investor Shares do not have a conversion feature.

                                    EXHIBIT F



                            S&P 500 HEDGED INDEX FUND
                              OTC HEDGED INDEX FUND
                        CERTIFICATE OF CLASS DESIGNATION

                                  ADVISOR CLASS



1.           Class-Specific Distribution Arrangements; Other Expenses

             Advisor Class Shares are sold subject to a contingent deferred sales charge (as described in the prospectus) and may be subject to Rule 12b-1 fees. The Trust, on behalf of each Fund, will make monthly payments to the Distributor under the Distribution and Service Plan (the "Plan") approved by the Board of Trustees at an annual rate of up to 1.00% of each Fund's average daily net assets attributable to the Advisor Class Shares. The Distributor will use .75% of the fee for distribution services and other expenses associated with the promotion and sale of the Fund's Advisor Class Shares, including, without limitation, travel and communication expenses and expenses for the compensation of and benefits for sales personnel. The Distributor will use .25% of the fee it receives in connection with its provision of shareholder or account maintenance services, or to compensate service providers for providing ongoing account maintenance and other services to Advisor Class shareholders (including, where applicable, any underlying beneficial owners) identified in the Plan.

2.           Eligibility of Purchasers

             Advisor Class Shares are available to individual and institutional investors through broker-dealers and financial planners and may require a minimum initial investment (as described in the prospectus).

3.           Exchange Privileges

             Advisor Class Shares may be exchanged for Advisor Class Shares of each other Toews Corporation Fund in accordance with the procedures disclosed in the Funds' Prospectus and subject to any applicable limitations resulting from the closing of Funds to new investors.

4.           Voting Rights

             Each Advisor Class shareholder will have one vote for each full Advisor Class Share held and a fractional vote for each fractional Advisor Class Share held. Advisor Class shareholders will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to the Advisor Class Shares (such as a distribution plan or service agreement relating to Advisor Class Shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the Advisor Class shareholders differ from the interests of holders of any other class.

5.           Conversion Rights

             Advisor Class Shares do not have a conversion feature.

                                    EXHIBIT G

                                THE SYNOVUS FUNDS
                        CERTIFICATE OF CLASS DESIGNATION

                                     CLASS A




1.           Class-Specific Distribution Arrangements, Other Expenses

             Class A Shares are sold subject to a sales load as described in the prospectus, and are also subject to a Rule 12b-1 fee. The Trust, on behalf of each Fund, will make monthly payments to the Distributor under the Distribution Plan approved by the Board of Trustees at an annual rate of up to .25% of each Fund's average daily net assets attributable to the Class A Shares. The Distributor may use its fee for expenses associated with the promotion and sale of the Fund's Class A Shares including, without limitation, travel and communication expenses and expenses for the compensation of and benefits for sales personnel.

2.           Eligibility of Purchasers

             Class A Shares require a minimum initial investment of $2,500 and are available to both individual and institutional investors.

3.           Exchange Privileges

             Class A Shares may be exchanged for Class A Shares of each other Synovus Fund in accordance with the procedures disclosed in the Funds' Prospectus and subject to any applicable limitations resulting from the closing of Funds to new investors.

4.           Voting Rights

             Each Class A shareholder will have one vote for each full Class A Share held and a fractional vote for each fractional Class A Share held. Class A shareholders will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to Class A Shares (such as a distribution plan or service agreement relating to Class A Shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the Class A shareholders differ from the interests of holders of any other class.

5.           Conversion Rights

             Class A Shares do not have a conversion feature.

                                    EXHIBIT H



                                THE SYNOVUS FUNDS
                        CERTIFICATE OF CLASS DESIGNATION

                                 CLASS B SHARES



1.           Class-Specific Distribution Arrangements; Other Expenses

             Class B Shares are sold subject to a contingent deferred sales charge (as described in the prospectus) and may be subject to Rule 12b-1 fees. The Trust, on behalf of each Fund, will make monthly payments to the Distributor under the Distribution and Service Plan (the "Plan") approved by the Board of Trustees at an annual rate of up to 1.00% of each Fund's average daily net assets attributable to the Class B Shares. The Distributor will use .75% of the fee for distribution services and other expenses associated with the promotion and sale of the Fund's Class B Shares, including, without limitation, travel and communication expenses and expenses for the compensation of and benefits for sales personnel. The Distributor will use .25% of the fee it receives in connection with its provision of shareholder or account maintenance services, or to compensate service providers for providing ongoing account maintenance and other services to Class B shareholders (including, where applicable, any underlying beneficial owners) identified in the Plan.

2.           Eligibility of Purchasers

             Class B Shares are available to individual and institutional investors through broker-dealers and financial planners and may require a minimum initial investment (as described in the prospectus).

3.           Exchange Privileges

             Class B Shares may be exchanged for Class B Shares of each other Synovus Fund in accordance with the procedures disclosed in the Funds' Prospectus and subject to any applicable limitations resulting from the closing of Funds to new investors.

4.           Voting Rights

             Each Class B shareholder will have one vote for each full Class B Share held and a fractional vote for each fractional Class B Share held. Class B shareholders will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to the Class B Shares (such as a distribution plan or service agreement relating to Class B Shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the Class B shareholders differ from the interests of holders of any other class.

5.           Conversion Rights

             Class B Shares automatically convert to Class A Shares after eight
             (8) years.

                                    EXHIBIT I



                                THE SYNOVUS FUNDS
                        CERTIFICATE OF CLASS DESIGNATION

                                 CLASS C SHARES



1.           Class-Specific Distribution Arrangements; Other Expenses

             Class C Shares are sold subject to a contingent deferred sales charge (as described in the prospectus) and may be subject to Rule 12b-1 fees. The Trust, on behalf of each Fund, will make monthly payments to the Distributor under the Distribution and Service Plan (the "Plan") approved by the Board of Trustees at an annual rate of up to 1.00% of each Fund's average daily net assets attributable to the Class C Shares. The Distributor will use .75% of the fee for distribution services and other expenses associated with the promotion and sale of the Fund's Class C Shares, including, without limitation, travel and communication expenses and expenses for the compensation of and benefits for sales personnel. The Distributor will use .25% of the fee it receives in connection with its provision of shareholder or account maintenance services, or to compensate service providers for providing ongoing account maintenance and other services to Class C shareholders (including, where applicable, any underlying beneficial owners) identified in the Plan.

2.           Eligibility of Purchasers

             Class C Shares are available to individual and institutional investors through broker-dealers and financial planners and may require a minimum initial investment (as described in the prospectus).

3.           Exchange Privileges

             Class C Shares may be exchanged for Class C Shares of each other Synovus Fund in accordance with the procedures disclosed in the Funds' Prospectus and subject to any applicable limitations resulting from the closing of Funds to new investors.

4.           Voting Rights

             Each Class C shareholder will have one vote for each full Class C Share held and a fractional vote for each fractional Class C Share held. Class C shareholders will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to the Class C Shares (such as a distribution plan or service agreement relating to Class C Shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the Class C shareholders differ from the interests of holders of any other class.

5.           Conversion Rights

             Class C Shares do not have a conversion feature.

                                    EXHIBIT J


                         THE RICE, HALL JAMES PORTFOLIOS
                        CERTIFICATE OF CLASS DESIGNATION

                           INSTITUTIONAL CLASS SHARES

1.           Class-Specific Distribution Arrangements; Other Expenses

             Institutional Class Shares are sold without a load or sales charge and do not impose a service fee or asset-based sales charge.

2.           Eligibility of Purchasers

             Institutional Class Shares are available to individual and institutional investors, subject to the minimum investment requirement described in each Fund's prospectus.

3.           Exchange Privileges

             Institutional Class Shares of each Rice, Hall James Portfolio may be exchanged only for Institutional Class Shares of another Rice, Hall James Portfolio in accordance with the terms and conditions stated in each Fund's prospectus, as it may be amended from time to time, and to the extent permitted by the 1940 Act and the rules and regulations adopted thereunder.

4.           Voting Rights

             Each Institutional Class shareholder will have one vote for each full Institutional Class Share held and a fractional vote for each fractional Institutional Class Share held. Institutional Class shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Institutional Class shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5.           Conversion Rights

             Institutional Class Shares do not have a conversion feature.

                                    EXHIBIT K


                           ICM SMALL COMPANY PORTFOLIO
                        CERTIFICATE OF CLASS DESIGNATION

                           INSTITUTIONAL CLASS SHARES

1.           Class-Specific Distribution Arrangements; Other Expenses

             Institutional Class Shares are sold without a load or sales charge and do not impose a service fee or asset-based sales charge.

2.           Eligibility of Purchasers

             Institutional Class Shares are available to individual and institutional investors, subject to the minimum investment requirement described in the Fund's prospectus.

3.           Exchange Privileges

             ICM Small Company Portfolio Institutional Class Shares do not have exchange privileges.

4.           Voting Rights

             Each Institutional Class shareholder will have one vote for each full Institutional Class Share held and a fractional vote for each fractional Institutional Class Share held. Institutional Class shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Institutional Class shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5.           Conversion Rights

             Institutional Class Shares do not have a conversion feature.

                                    EXHIBIT L


                        INDEPENDENCE SMALL CAP PORTFOLIO
                        CERTIFICATE OF CLASS DESIGNATION

                           INSTITUTIONAL CLASS SHARES

1.           Class-Specific Distribution Arrangements; Other Expenses

             Institutional Class Shares are sold without a load or sales charge and do not impose a service fee or asset-based sales charge.

2.           Eligibility of Purchasers

             Institutional Class Shares are available to individual and institutional investors, subject to the minimum investment requirement described in the Fund's prospectus.

3.           Exchange Privileges

             Independence Small Cap Portfolio Institutional Class Shares do not have exchange privileges.

4.           Voting Rights

             Each Institutional Class shareholder will have one vote for each full Institutional Class Share held and a fractional vote for each fractional Institutional Class Share held. Institutional Class shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Institutional Class shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5.           Conversion Rights

             Institutional Class Shares do not have a conversion feature.

                                    EXHIBIT M


                              THE SIRACH PORTFOLIOS
                        CERTIFICATE OF CLASS DESIGNATION

                           INSTITUTIONAL CLASS SHARES

1.           Class-Specific Distribution Arrangements; Other Expenses

             Institutional Class Shares are sold without a load or sales charge and do not impose a service fee or asset-based sales charge.

2.           Eligibility of Purchasers

             Institutional Class Shares are available to individual and institutional investors, subject to the minimum investment requirement described in each Fund's prospectus.

3.           Exchange Privileges

             Institutional Class Shares of each Sirach Portfolio may be exchanged only for Institutional Class Shares of another Sirach Portfolio in accordance with the terms and conditions stated in each Fund's prospectus, as it may be amended from time to time, and to the extent permitted by the 1940 Act and the rules and regulations adopted thereunder.

4.           Voting Rights

             Each Institutional Class shareholder will have one vote for each full Institutional Class Share held and a fractional vote for each fractional Institutional Class Share held. Institutional Class shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Institutional Class shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5.           Conversion Rights

             Institutional Class Shares do not have a conversion feature.

                                    EXHIBIT N


                    THE MCKEE INTERNATIONAL EQUITY PORTFOLIO
                        CERTIFICATE OF CLASS DESIGNATION

                           INSTITUTIONAL CLASS SHARES

1.           Class-Specific Distribution Arrangements; Other Expenses

             Institutional Class Shares are sold without a load or sales charge and do not impose a service fee or asset-based sales charge.

2.           Eligibility of Purchasers

             Institutional Class Shares are available to individual and institutional investors, subject to the minimum investment requirement described in the Fund's prospectus.

3.           Exchange Privileges

             McKee International Equity Portfolio Institutional Class Shares do not have exchange privileges.

4.           Voting Rights

             Each Institutional Class shareholder will have one vote for each full Institutional Class Share held and a fractional vote for each fractional Institutional Class Share held. Institutional Class shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Institutional Class shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5.           Conversion Rights

             Institutional Class Shares do not have a conversion feature.

                                    EXHIBIT O


                               THE TS&W PORTFOLIOS
                        CERTIFICATE OF CLASS DESIGNATION

                           INSTITUTIONAL CLASS SHARES

1.           Class-Specific Distribution Arrangements; Other Expenses

             Institutional Class Shares are sold without a load or sales charge and do not impose a service fee or asset-based sales charge.

2.           Eligibility of Purchasers

             Institutional Class Shares are available to individual and institutional investors, subject to the minimum investment requirement described in each Fund's prospectus.

3.           Exchange Privileges

             Institutional Class Shares of each TS&W Portfolio may be exchanged only for Institutional Class Shares of another TS&W Portfolio in accordance with the terms and conditions stated in each Fund's prospectus, as it may be amended from time to time, and to the extent permitted by the 1940 Act and the rules and regulations adopted thereunder.

4.           Voting Rights

             Each Institutional Class shareholder will have one vote for each full Institutional Class Share held and a fractional vote for each fractional Institutional Class Share held. Institutional Class shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Institutional Class shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5.           Conversion Rights

             Institutional Class Shares do not have a conversion feature.

                                    EXHIBIT P


                             THE ANALYTIC PORTFOLIOS
                        CERTIFICATE OF CLASS DESIGNATION

                           INSTITUTIONAL CLASS SHARES

1.           Class-Specific Distribution Arrangements; Other Expenses

             Institutional Class Shares are sold without a load or sales charge and do not impose a service fee or asset-based sales charge.

2.           Eligibility of Purchasers

             Institutional Class Shares are available to individual and institutional investors, subject to the minimum investment requirement described in each Fund's prospectus.

3.           Exchange Privileges

             Institutional Class Shares of each Analytic Portfolio may be exchanged only for Institutional Class Shares of another Analytic Portfolio in accordance with the terms and conditions stated in each Fund's prospectus, as it may be amended from time to time, and to the extent permitted by the 1940 Act and the rules and regulations adopted thereunder.

4.           Voting Rights

             Each Institutional Class shareholder will have one vote for each full Institutional Class Share held and a fractional vote for each fractional Institutional Class Share held. Institutional Class shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Institutional Class shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5.           Conversion Rights

             Institutional Class Shares do not have a conversion feature.

                                    EXHIBIT Q


                       ACADIAN EMERGING MARKETS PORTFOLIO
                        CERTIFICATE OF CLASS DESIGNATION

                           INSTITUTIONAL CLASS SHARES

1.           Class-Specific Distribution Arrangements; Other Expenses

             Institutional Class Shares are sold without a load or sales charge and do not impose a service fee or asset-based sales charge.

2.           Eligibility of Purchasers

             Institutional Class Shares are available to individual and institutional investors, subject to the minimum investment requirement described in the Fund's prospectus.

3.           Exchange Privileges

             Acadian Emerging Markets Portfolio Institutional Class Shares do not have exchange privileges.

4.           Voting Rights

             Each Institutional Class shareholder will have one vote for each full Institutional Class Share held and a fractional vote for each fractional Institutional Class Share held. Institutional Class shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Institutional Class shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5.           Conversion Rights

             Institutional Class Shares do not have a conversion feature.

                                    EXHIBIT R


                                  CAMBIAR FUNDS
                        CERTIFICATE OF CLASS DESIGNATION

                           INSTITUTIONAL CLASS SHARES

1.           Class-Specific Distribution Arrangements; Other Expenses

             Institutional Class Shares are sold without a load or sales charge, but are subject to a shareholder service plan under which the Fund may pay an annual fee up to 0.25% of assets attributable to Institutional Shares (the "Plan"). The fee is used to compensate service providers for services and expenses incurred in connection with shareholder or account maintenance services, or to compensate service providers for providing ongoing account maintenance and other services to Institutional Class shareholders (including, where applicable, any underlying beneficial owners) identified in the Plan.

2.           Eligibility of Purchasers

             Institutional Class Shares are available to individual and institutional investors, subject to the minimum investment requirement described in the Fund's prospectus.

3.           Exchange Privileges

             Institutional Class Shares do not have exchange privileges.

4.           Voting Rights

             Each Institutional Class shareholder will have one vote for each full Institutional Class Share held and a fractional vote for each fractional Institutional Class Share held. Institutional Class shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Institutional Class shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5.           Conversion Rights

             Institutional Class Shares do not have a conversion feature.

                                    EXHIBIT S


                           FMA SMALL COMPANY PORTFOLIO
                        CERTIFICATE OF CLASS DESIGNATION

                           INSTITUTIONAL CLASS SHARES

1.           Class-Specific Distribution Arrangements; Other Expenses

             Institutional Class Shares are sold without a load or sales charge and do not impose a service fee or asset-based sales charge.

2.           Eligibility of Purchasers

             Institutional Class Shares are available to individual and institutional investors, subject to the minimum investment requirement described in the Fund's prospectus.

3.           Exchange Privileges

             FMA Small Company Portfolio Institutional Class Shares do not have exchange privileges.

4.           Voting Rights

             Each Institutional Class shareholder will have one vote for each full Institutional Class Share held and a fractional vote for each fractional Institutional Class Share held. Institutional Class shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Institutional Class shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5.           Conversion Rights

             Institutional Class Shares do not have a conversion feature.

                                    EXHIBIT T


                    CHICAGO ASSET MANAGEMENT VALUE PORTFOLIO
                        CERTIFICATE OF CLASS DESIGNATION

                           INSTITUTIONAL CLASS SHARES

1.           Class-Specific Distribution Arrangements; Other Expenses

             Institutional Class Shares are sold without a load or sales charge and do not impose a service fee or asset-based sales charge.

2.           Eligibility of Purchasers

             Institutional Class Shares are available to individual and institutional investors, subject to the minimum investment requirement described in the Fund's prospectus.

3.           Exchange Privileges

             Chicago Asset Management Value Portfolio Institutional Class Shares do not have exchange privileges.

4.           Voting Rights

             Each Institutional Class shareholder will have one vote for each full Institutional Class Share held and a fractional vote for each fractional Institutional Class Share held. Institutional Class shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Institutional Class shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5.           Conversion Rights

             Institutional Class Shares do not have a conversion feature.

                                    EXHIBIT U


                     MCKINLEY CAPITAL LARGE CAP GROWTH FUND
                        CERTIFICATE OF CLASS DESIGNATION

                           INSTITUTIONAL CLASS SHARES

1.           Class-Specific Distribution Arrangements; Other Expenses

             Institutional Class Shares are sold without a load or sales charge and do not impose a service fee or asset-based sales charge.

2.           Eligibility of Purchasers

             Institutional Class Shares are available to individual and institutional investors, subject to the minimum investment requirement described in the Fund's prospectus.

3.           Exchange Privileges

             McKinley Capital Large Cap Growth Fund Institutional Class Shares do not have exchange privileges.

4.           Voting Rights

             Each Institutional Class shareholder will have one vote for each full Institutional Class Share held and a fractional vote for each fractional Institutional Class Share held. Institutional Class shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Institutional Class shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5.           Conversion Rights

             Institutional Class Shares do not have a conversion feature.

                                    EXHIBIT V


                     MCKINLEY CAPITAL LARGE CAP GROWTH FUND
                        CERTIFICATE OF CLASS DESIGNATION

                       INSTITUTIONAL SERVICE CLASS SHARES

1.           Class-Specific Expenses

             Institutional Service Class ("ISC") Shares are subject to a shareholder service plan under which the Fund may pay an annual fee up to 0.25% of assets attributable to ISC Shares (the "Plan"). The fee is used to compensate service providers for services and expenses incurred in connection with shareholder or account maintenance services, or to compensate service providers for providing ongoing account maintenance and other services to ISC shareholders (including, where applicable, any underlying beneficial owners) identified in the Plan.

2.           Eligibility of Purchasers

             ISC Shares are available to individual and institutional investors, subject to the minimum investment requirement described in the Fund's prospectus.

3.           Exchange Privileges

             McKinley Capital Large Cap Growth Fund ISC Shares do not have exchange privileges.

4.           Voting Rights

             Each ISC shareholder will have one vote for each full ISC Share held and a fractional vote for each fractional ISC Share held. ISC shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the ISC shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5.           Conversion Rights

             ISC Shares do not have a conversion feature.

                                    EXHIBIT W


                            UA S&P 500(R) INDEX FUND
                        CERTIFICATE OF CLASS DESIGNATION

                                 CLASS I SHARES

1.           Class-Specific Distribution Arrangements; Other Expenses

             Class I Shares are sold without a load or sales charge and do not impose a service fee or asset-based sales charge.

2.           Eligibility of Purchasers

             Class I Shares are available to individual and institutional investors, subject to the minimum investment requirement described in the Fund's prospectus.

3.           Exchange Privileges

             UA S&P 500(R) Index Fund Class I Shares do not have exchange privileges.

4.           Voting Rights

             Each Class I shareholder will have one vote for each full Class I Share held and a fractional vote for each fractional Class I Share held. Class I shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Class I shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5.           Conversion Rights

             Class I Shares do not have a conversion feature.

                                    EXHIBIT X

                            UA S&P 500(R) INDEX FUND
                        CERTIFICATE OF CLASS DESIGNATION

                                 CLASS II SHARES

1.           Class-Specific Distribution Arrangements; Other Expenses

             Class II Shares are sold without a load or sales charge, but are subject to a Rule 12b-1 fee. The Trust, on behalf of the Fund, will make monthly payments to the Distributor under the Distribution Plan approved by the Board of Trustees at an annual rate of up to 0.10% of the Fund's average daily net assets attributable to the Class II Shares. The Distributor will use its fee for expenses associated with the promotion and sale of the Fund's Class II Shares including, without limitation, travel and communication expenses and expenses for the compensation of and benefits for sales personnel.

2.           Eligibility of Purchasers

             Class II Shares are available to individual and institutional investors, subject to the minimum investment requirement described in the Fund's prospectus.

3.           Exchange Privileges

             UA S&P 500(R) Index Fund Class II Shares do not have exchange privileges.

4.           Voting Rights

             Each Class II shareholder will have one vote for each full Class II Share held and a fractional vote for each fractional Class II Share held. Class II shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Class II shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5.           Conversion Rights

             Class II Shares do not have a conversion feature.

                                    EXHIBIT Y

                         CHARTWELL LARGE CAP VALUE FUND
                         CHARTWELL SMALL CAP VALUE FUND

                        CERTIFICATE OF CLASS DESIGNATION

                           INSTITUTIONAL CLASS SHARES

1.           Class-Specific Distribution Arrangements; Other Expenses

             Institutional Class Shares are sold without a load or sales charge and do not impose a service fee or asset-based sales charge.

2.           Eligibility of Purchasers

             Institutional Class Shares are available to individual and institutional investors, subject to the minimum investment requirement described in the Fund's prospectus.

3.           Exchange Privileges

             Institutional Class Shares do not have exchange privileges.

4.           Voting Rights

             Each Institutional Class shareholder will have one vote for each full Institutional Class Share held and a fractional vote for each fractional Institutional Class Share held. Institutional Class shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Institutional Class shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5.           Conversion Rights

             Institutional Class Shares do not have a conversion feature.

                                    EXHIBIT Z

                         CHARTWELL LARGE CAP VALUE FUND
                         CHARTWELL SMALL CAP VALUE FUND

                        CERTIFICATE OF CLASS DESIGNATION

                              ADVISOR CLASS SHARES

1.           Class-Specific Distribution Arrangements; Other Expenses

             Advisor Class Shares are sold without a load or sales charge, but are subject to a Rule 12b-1 fee. The Trust, on behalf of the Fund, will reimburse the Distributor [MONTHLY] for expenses incurred in connection with its distibution activities under the Distribution Plan approved by the Board of Trustees not to exceed an annual rate of 0.25% of the Fund's average daily net assets attributable to the Advisor Class Shares. Such activities include those associated with the promotion and sale of the Fund's Advisor Class Shares including, without limitation, travel and communication expenses and expenses for the compensation of and benefits for sales personnel.

2.           Eligibility of Purchasers

             Advisor Class Shares are available to individual and institutional investors, subject to the minimum investment requirement described in the Fund's prospectus.

3.           Exchange Privileges

             Advisor Class Shares do not have exchange privileges.

4.           Voting Rights

             Each Advisor Class shareholder will have one vote for each full Advisor Class Share held and a fractional vote for each fractional Advisor Class Share held. Advisor Class shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Advisor Class shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5.           Conversion Rights

             Advisor Class Shares do not have a conversion feature.

                                   EXHIBIT AA


                         COMMERCE CAPITAL MARKETS FUNDS
                        CERTIFICATE OF CLASS DESIGNATION

                              ADMINISTRATION CLASS

1.           Class-Specific Distribution Arrangements; Other Expenses

             Administration Class Shares are sold without a load or sales charge, but are subject to a Rule 12b-1 fee. The Trust, on behalf of the Fund, will make monthly payments to the Distributor under the Distribution Plan approved by the Board of Trustees at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to the Administration Class Shares. The Distributor will use its fee for expenses associated with the promotion and sale of the Fund's Administration Class Shares including, without limitation, travel and communication expenses and expenses for the compensation of and benefits for sales personnel.

2.           Eligibility of Purchasers

             Administration Class Shares are available to individual and institutional investors, subject to the minimum investment requirement described in the Fund's prospectus.

3.           Exchange Privileges

             Commerce Capital Markets Funds' Administration Class Shares do not have exchange privileges.

4.           Voting Rights

             Each Administration Class shareholder will have one vote for each full Administration Class Share held and a fractional vote for each fractional Administration Class Share held. Administration Class shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Administration Class shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5.           Conversion Rights

             Administration Class Shares do not have a conversion feature.

                                   EXHIBIT BB

                         COMMERCE CAPITAL MARKETS FUNDS
                        CERTIFICATE OF CLASS DESIGNATION

                               INSTITUTIONAL CLASS

1.           Class-Specific Distribution Arrangements; Other Expenses

             Institutional Class Shares are sold without a load or sales charge and do not impose a service fee or asset-based sales charge.

2.           Eligibility of Purchasers

             Institutional Class Shares are available to individual and institutional investors, subject to the minimum investment requirement described in the Fund's prospectus.

3.           Exchange Privileges

             Commerce Capital Markets Funds' Institutional Class Shares do not have exchange privileges.

4.           Voting Rights

             Each Institutional Class shareholder will have one vote for each full Institutional Class Share held and a fractional vote for each fractional Institutional Class Share held. Institutional Class shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Institutional Class shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5.           Conversion Rights

             Institutional Class Shares do not have a conversion feature.

                                   EXHIBIT CC


                         COMMERCE CAPITAL MARKETS FUNDS
                        CERTIFICATE OF CLASS DESIGNATION

                                  SERVICE CLASS

1.           Class-Specific Distribution Arrangements; Other Expenses

             Service Class Shares are sold without a load or sales charge, but are subject to a Rule 12b-1 fee. The Trust, on behalf of the Fund, will make monthly payments to the Distributor under the Distribution Plan approved by the Board of Trustees at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to the Service Class Shares. The Distributor will use its fee for expenses associated with the promotion and sale of the Fund's Service Class Shares including, without limitation, travel and communication expenses and expenses for the compensation of and benefits for sales personnel.

2.           Eligibility of Purchasers

             Service Class Shares are available to individual and institutional investors, subject to the minimum investment requirement described in the Fund's prospectus.

3.           Exchange Privileges

             Commerce Capital Markets Funds' Service Class Shares do not have exchange privileges.

4.           Voting Rights

             Each Service Class shareholder will have one vote for each full Service Class Share held and a fractional vote for each fractional Service Class Share held. Service Class shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Service Class shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5.           Conversion Rights

             Service Class Shares do not have a conversion feature.

                                   EXHIBIT DD


                                  CAMBIAR FUNDS
                        CERTIFICATE OF CLASS DESIGNATION


                                 R CLASS SHARES

1.           Class-Specific Distribution Arrangements; Other Expenses

             R Class Shares are sold without a load or sales charge, but are subject to a Rule 12b-1 fee and shareholder service plan. The Trust, on behalf of the Fund, will make monthly payments to the Distributor under the Distribution Plan approved by the Board of Trustees at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to the R Class Shares. The Distributor will use its fee for expenses associated with the promotion and sale of the Fund's R Class Shares including, without limitation, travel and communication expenses and expenses for the compensation of and benefits for sales personnel. In addition, the Fund may pay an annual fee up to 0.25% of assets attributable to R Class Shares. The fee is used to compensate service providers for services and expenses incurred in connection with shareholder or account maintenance services, or to compensate service providers for providing ongoing account maintenance and other services to R Class shareholders (including, where applicable, any underlying beneficial owners) identified in the shareholder service plan.

2.           Eligibility of Purchasers

             R Class Shares are available to individual and institutional investors, subject to the minimum investment requirement described in the Fund's prospectus.

3.           Exchange Privileges

             R Class Shares do not have exchange privileges.

4.           Voting Rights

             Each R Class shareholder will have one vote for each full R Class Share held and a fractional vote for each fractional R Class Share held. R Class shareholders will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the R Class shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5.           Conversion Rights

             R Class Shares do not have a conversion feature.